UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2007

S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

705 Westech Drive, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (404) 923-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 14, 2007, S1 Corporation (“S1”) executed indemnification agreements in favor of the following officers: John Stone and Greg Orenstein. The form of indemnification agreement is the same form as filed by S1 on November 14, 2006 on Form 8-K, which agreement is hereby incorporated by reference herein.

ITEM 8.01. OTHER EVENTS.

On June 13, 2007, S1 adopted a stock repurchase plan under Rule 10b5-1 (“Rule 10b5-1”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). S1 implemented the stock repurchase plan in connection with its stock repurchase program, which was announced on May 8, 2007.

S1 permits its directors and officers to enter into stock trading plans with respect to shares of S1 common stock which are intended to qualify for the safe harbor under Rule 10b5-1 under the Exchange Act, provided that such plans comply with S1’s insider trading policy. S1 has been advised by each of Johann Dreyer (Chief Executive Officer), John Stone (Chief Financial Officer), Meigan Putnam (SVP, Enterprise Insurance) and Neil Underwood (SVP, Enterprise Americas) that, in order to achieve diversification and liquidity in their respective financial portfolios, each executive officer has entered into a stock trading plan for selling shares of S1’s common stock designed to comply with Rule 10b5-1 and S1’s insider trading policy. According to each executive officer, his or her stock trading plan provides for the sale, under certain circumstances, of up to the following number of shares: Mr. Dreyer - 120,000; Mr. Stone - 62,500; Ms. Putnam - 125,000; and Mr. Underwood - 82,835. In addition, Ms. Putnam and Mr. Underwood have provided S1 with instructions regarding the exercise, under certain circumstances, of 212,956 and 106,478 stock appreciation rights, respectively. Except as may be required by law, S1 does not undertake to report future stock trading plans or instructions regarding the exercise of stock appreciation rights established by other S1 officers or directors, nor to report modifications, terminations, transactions or other activities under the stock trading plans or instructions regarding the exercise of stock appreciation rights of the above executive officers or of any other officer or director. Transactions under these plans will be disclosed publicly through appropriate filings with the Securities and Exchange Commission (“SEC”).

This Current Report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by S1 of its common stock pursuant to a 10b5-1 stock repurchase plan. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price, volume and the volatility of S1’s common stock, and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of S1. S1’s 2006 Annual Report on Form 10-K filed with the SEC on March 16, 2007, and subsequent filings with the SEC, include information regarding other risk factors and cautionary information. Except as provided by law, S1 does not undertake to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        S1 CORPORATION
                        (Registrant)

                    /s/ John Stone
                        Chief Financial Officer

Date: June 18, 2007